Exhibit 99.12





                                  Certification
                  Pursuant to Section 906 of the Sarbanes-Oxley
                   Act of 2002 with Respect to the FNB Bancorp
                           Annual Report on Form 10-K
                      for the Year ended December 31, 2002



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of FNB Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  March 28, 2003.                       /s/ THOMAS C. MCGRAW
                                              ----------------------------
                                              Thomas C. McGraw
                                              Chief Executive Officer




Dated:  March 28, 2003.                       /s/ JAMES B. RAMSEY
                                              ----------------------------
                                              James B. Ramsey
                                              Senior Vice President
                                              and Chief Financial Officer


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